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                                                                   EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 12, 1998, except note 17 for which the date is April 1, 1998, on the consolidated financial statements of JAKKS Pacific, Inc. in this Form 10-KSB into the previously filed Form S-3 Registration Statement of JAKKS Pacific, Inc. (File No. 333-48865).



                                            Pannell Kerr Forster
                                            Certified Public Accountants
                                            A Professional Corporation


Los Angeles, California
April 15, 1998